BIOLOGICAL ASSETS	12 Months Ended
Jun. 30, 2022
BIOLOGICAL ASSETS

9. BIOLOGICAL ASSETS

The biological assets of the Company consist of cannabis plants. The Company’s cannabis operations are located in Clackamas County, Oregon. During the year ended June 30, 2022, the Company no longer had any plants growing. The composition of the biological assets for the year ended June 30, 2022 is as follows:

$
Balance, June 30, 2020	-
Product costs capitalized	120,082
Fair value adjustment on biological assets	166,458
Exchange realignment	(921)
Transferred to inventory upon harvest	(259,008)
Balance, June 30, 2021	26,611

Product costs capitalized	(215,630)
Exchange realignment	2,752
Transferred to inventory upon harvest	212,878
Balance, June 30, 2022	-

Assumptions:

Biological assets are valued in accordance with IAS 41 - Agriculture (“IAS 41”) and are presented at their fair values less costs to sell at the point of harvest. The estimates and assumptions used are subject to volatility in uncontrollable market conditions, may significantly impact the fair value of biological assets. Biological assets represent a level 3 asset in the fair value hierarchy. For in-process biological assets, the fair value at the point of harvest is adjusted based on the stage of growth.

When determining the fair value of biological assets, the Company makes estimates and uses assumptions. Such assumptions include:

•	Expected costs required to grow the cannabis plants up to the point of harvest;
•	Estimated selling price per lb;
•	Expected yield from cannabis plants; and
•	Estimated stage of growth.

As at June 30, 2022, the Company no longer had any plants growing and accordingly, the value of the biological assets were valued at $nil.